UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2025

BIOCARDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38999	23-2753988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Soquel Way Sunnyvale, California 94085
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 226-0120

_____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BCDA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.         Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 1, 2025, BioCardia, Inc. (the “Company”) received written notice (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, based on the Company’s stockholders’ equity of $837,000 as of December 31, 2024, it is no longer in compliance with the minimum stockholders’ equity requirement of $2.5 million for continued listing on the Nasdaq Capital Market under Nasdaq Listing Rule 5550(b)(1).

The Company has until May 16, 2025 to provide Nasdaq with a plan to regain compliance with the foregoing listing requirement. If the Company’s plan to regain compliance is accepted, Nasdaq may grant an extension of up to 180 calendar days from April 1, 2025 for the Company to evidence compliance.

The Notice has no immediate effect on the listing or trading of the Company’s common stock and the common stock will continue to trade on the Nasdaq Capital Market under the symbol “BCDA.”

The Company intends to submit a plan to Nasdaq to regain compliance with the Nasdaq Listing Rules. In determining whether to accept the plan, Nasdaq will consider such things as the likelihood that the plan will result in compliance with Nasdaq’s continued listing criteria, the Company’s past compliance history, the reasons for the Company’s current non-compliance, other corporate events that may occur within Nasdaq’s review period, the Company’s overall financial condition and its public disclosures. If Nasdaq does not accept the Company’s plan, the Company may request a hearing, at which hearing it would present its plan to a Nasdaq Hearings Panel.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not purely historical regarding the Company’s or its management’s intentions, beliefs, expectations and strategies for the future, including statements regarding the Company’s ability to regain compliance with the minimum stockholders’ equity requirement and the Company’s intention to submit a plan to Nasdaq to regain compliance with the minimum stockholders’ equity requirement. All forward-looking statements included in this Current Report on Form 8-K are made as of the date of this report, based on information currently available to the Company, deal with future events, are subject to various risks and uncertainties, including the risk that the Company may not meet the minimum stockholders’ equity requirement in the required timeframe or, in the future, the risk that the Company may not otherwise meet the requirements for continued listing under the Nasdaq Listing Rules, the risk that Nasdaq may not grant the Company relief from delisting if necessary, and the risk that the Company may not ultimately meet applicable Nasdaq requirements if any such relief is necessary, among other risks and uncertainties, and actual results could differ materially from those anticipated in those forward-looking statements. The risks and uncertainties that may cause actual results to differ materially from the Company’s current expectations are more fully described in the Company’s Annual Report on Form 10-K filed with the SEC on March 26, 2025, any subsequently filed Quarterly Reports on Form 10-Q, and its other reports, each as filed with the SEC. Except as required by law, the Company assumes no obligation to update any such forward-looking statement after the date of this report or to conform these forward-looking statements to actual results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCARDIA, INC.

/s/ Peter Altman, Ph.D.
Peter Altman, Ph.D.
President and Chief Executive Officer

Date: April 4, 2025